                                 EXHIBIT 2(b)

                         AMENDED AND RESTATED BY-LAWS
                            DATED DECEMBER 31, 1994

                         AMENDED AND RESTATED BY-LAWS

                                      OF

                              THE MAINSTAY FUNDS

                            Dated December 31, 1994

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
ARTICLE I - DEFINITIONS................................................      1

ARTICLE II - OFFICES...................................................      1
    Section  1.  Principal Office......................................      1
    Section  2.  Other Offices.........................................      1

ARTICLE III - SHAREHOLDERS.............................................      1
    Section  1.  Meetings..............................................      1
    Section  2.  Notice of Meetings....................................      1
    Section  3.  Record Date for Meetings
                 and Other Purposes....................................      2
    Section  4.  Proxies...............................................      2
    Section  5.  Inspection of Records.................................      3
    Section  6.  Action without Meeting................................      3

ARTICLE IV - TRUSTEES..................................................      3
    Section  1.  Meetings of the Trustees..............................      3
    Section  2.  Quorum and Manner of Acting...........................      4

ARTICLE V - COMMITTEES.................................................      4
    Section  1.  Executive and Other Committees........................      4
    Section  2.  Meetings, Quorum and Manner of Acting.................      4

ARTICLE VI - OFFICERS..................................................      5
    Section  1.  General Provisions....................................      5
    Section  2.  Term of Office and Qualifications.....................      5
    Section  3.  Removal...............................................      5
    Section  4.  Powers and Duties of the Chairman.....................      5
    Section  5.  Powers and Duties of the President....................      6
    Section  6.  Powers and Duties of Vice Presidents..................      6
    Section  7.  Powers and Duties of the Chief
                 Financial Officer.....................................      6
    Section  8.  Powers and Duties of the Secretary....................      6
    Section  9.  Powers and Duties of Assistant
                 Officers..............................................      7
    Section 10.  Powers and Duties of Assistant
                 Secretaries...........................................      7
    Section 11.  Compensation of Officers and Trustees
                 and Members of Advisory Board.........................      7

ARTICLE VII - FISCAL YEAR..............................................      7

ARTICLE VIII - SEAL....................................................      8

                                                                          Page
                                                                          ----
ARTICLE IX - SUFFICIENCY AND WAIVERS OF NOTICE.........................      8

ARTICLE X - CUSTODY OF SECURITIES......................................      8
    Section  1.  Employment of a Custodian.............................      8
    Section  2.  Action Upon Termination of
                 Custodian Agreement...................................      8
    Section  3.  Provisions of Custodian Contract......................      9
    Section  4.  Central Certificate System............................     10
    Section  5.  Acceptance of Receipts in Lieu of
                 Certificates..........................................     10

ARTICLE XI - AMENDMENTS................................................     10

ARTICLE XII - MISCELLANEOUS............................................     10

                         AMENDED AND RESTATED BY-LAWS

                                      OF

                              THE MAINSTAY FUNDS



                                   ARTICLE I

                                  DEFINITIONS

     The terms "Administrator," "By-laws," "Commission," "Custodian,"
                -------------    -------    ----------    ---------
"Declaration," "Distributor," "Fund" or "Funds," "His," "Interested Person,"
 -----------    -----------    ----      -----    ---    -----------------
"Investment Adviser," "1940 Act," "Person," "Series," "Shareholder," "Shares,"
 ------------------    --------    ------    ------    -----------    ------
"Transfer Agent," "Trust," "Trust Property," "Trustees," and "vote of a majority
 --------------    -----    --------------    --------        ------------------
of the Shares outstanding and entitled to vote," have the respective meanings
----------------------------------------------
given them in the Declaration of Trust of The MainStay Funds dated January 9, 1986, as amended from time to time.


                                  ARTICLE II

                                    OFFICES

     Section 1.  Principal Office.  Until changed by the Trustees, the principal
     ----------------------------
office of the Trust shall be in the City and State of New York.

     Section 2.  Other Offices.  The Trust may have offices in such other places
     -------------------------
without as well as within the Commonwealth of Massachusetts as the Trustees may from time to time determine.


                                  ARTICLE III

                                 SHAREHOLDERS

     Section 1.  Meetings.  Meetings of the Shareholders of the Trust or a
     --------------------
Series thereof shall be held as provided in the Declaration at such place within or without the Commonwealth of Massachusetts as the Trustees shall designate. The holders of a majority of outstanding Shares of the Trust or a Series thereof present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of the Trust or a Series thereof.

     Section 2.  Notice of Meetings.  Notice of all meetings of the
     ------------------------------
Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder at his address as recorded on the register of the Trust mailed at least ten (10) days and not more than sixty
(60) days before the meeting, provided, however, that notice of a meeting need
                              --------
not be given to a shareholder to whom such notice need not be given under the Declaration and the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934, as amended. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

     Section 3.  Record Date for Meetings and Other Purposes.  For the purpose
     -------------------------------------------------------
of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than sixty (60) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration.

     Section 4.  Proxies.  At any meeting of Shareholders, any holder of Shares
     -------------------
entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled by the Declaration to vote, and each fractional Share shall be entitled to a proportionate fractional vote. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     Section 5.  Inspection of Records.  The records of the Trust shall be open
     ---------------------------------
to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

     Section 6.  Action without Meeting.  Any action which may be taken by
     ----------------------------------
Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these By-laws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.


                                   ARTICLE IV

                                    TRUSTEES

     Section 1.  Meetings of the Trustees.  The Trustees may in their discretion
     ------------------------------------
provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the President, or by any one of the Trustees, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the officer or Trustee calling the meeting and shall be mailed to each Trustee at least two (2) days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee at his business address, or personally delivered to him at least one (1) day before the meeting. Such notice may, however, be waived by any Trustee. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting. The Trustees may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall be deemed to have been held at a place designated by the Trustees at the meeting. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the

Trustees may be taken by the Trustees without a meeting if all the Trustees consent to the action in writing and the written consents are filed with the records of the Trustees' meetings. Such consents shall be treated as a vote for all purposes.

     Section 2.  Quorum and Manner of Acting.  A majority of the Trustees shall
     ---------------------------------------
be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law, the Declaration or these By-laws) the act of a majority of the Trustees present at any such meeting, at which a quorum is present, shall be the act of the Trustees. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.


                                   ARTICLE V

                                  COMMITTEES

     Section 1.  Executive and Other Committees.  The Trustees by vote of a
     ------------------------------------------
majority of all the Trustees may elect from their own number an Executive Committee to consist of not less than three (3) members to hold office at the pleasure of the Trustees, which shall have the power to conduct the current and ordinary business of the Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Trust or a Series thereof, and such other powers of the Trustees as the Trustees may, from time to time, delegate to them except those powers which by law, the Declaration or these By-laws they are prohibited from delegating. The Trustees may also elect from their own number and officers of the Trust other Committees from time to time, the number composing such Committees, the powers conferred upon the same (subject to the same limitations as with respect to the Executive Committee) and the term of membership on such Committees to be determined by the Trustees. The Trustees may designate a chairman of any such Committee. In the absence of such designation the Committee may elect its own Chairman.

     Section 2.  Meetings, Quorum and Manner of Acting.  The Trustees may (1)
     -------------------------------------------------
provide for stated meetings of any Committee, (2) specify the manner of calling and notice required for special meetings of any Committee, (3) specify the number of members of a Committee required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (4) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a Committee without a meeting, and

(5) authorize the members of a Committee to meet by means of a telephone conference circuit.

     The Executive Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Trust.


                                  ARTICLE VI

                                   OFFICERS

     Section 1.  General Provisions.  The officers of the Trust shall be a
     ------------------------------
President, a Chief Financial Officer and a Secretary, who shall be elected by the Trustees. The Trustees may elect or appoint such other officers or agents as the business of the Trust may require, including one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents.

     Section 2.  Term of Office and Qualifications.  Except as otherwise
     ---------------------------------------------
provided by law, the Declaration or these By-laws, the President, the Chief Financial Officer and the Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the Trustees. The Secretary and the Chief Financial Officer may be the same person. A Vice President and the Chief Financial Officer or a Vice President and the Secretary may be the same person, but the offices of Vice President, Secretary and Chief Financial Officer or Treasurer shall not be held by the same person. The President shall hold no other office. Except as above provided, any two offices may be held by the same person. Any officer may be but none need be a Trustee or Shareholder.

     Section 3.  Removal.  The Trustees, at any regular or special meeting of
     -------------------
the Trustees, may remove any officer without cause, by a vote of a majority of the Trustees then in office. Any officer or agent appointed by an officer or Committee may be removed with or without cause by such appointing officer or Committee.

     Section 4.  Powers and Duties of the Chairman.  The Trustees may, but need
     ---------------------------------------------
not, appoint from among their number a Chairman. When present he shall preside at the meetings of the Shareholders and of the Trustees. He may call meetings of the Trustees and of any Committee thereof whenever he deems it necessary. He shall be an executive officer of the Trust and shall have, with the President, general supervision over the business and policies of the Trust, subject to the limitations imposed upon the President, as provided in Section 5 of this Article VI.

     Section 5.  Powers and Duties of the President.  In the absence of the
     ----------------------------------------------
Chairman, the President may call meetings of the Trustees and of any Committee thereof when he deems it necessary and shall preside at all meetings of the Shareholders. Subject to the control of the Trustees and to the control of any Committees of the Trustees, within their respective spheres, as provided by the Trustees, he shall at all times exercise a general supervision and direction over the affairs of the Trust. He shall have the power to employ attorneys and counsel for the Trust or any Series thereof and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Trust or any Series thereof. He shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Trust or any Series thereof. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Trustees.

     Section 6.  Powers and Duties of Vice Presidents.  In the absence or
     ------------------------------------------------
disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Trustees shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees and the President.

     Section 7.  Powers and Duties of the Chief Financial Officer.  The Chief
     ------------------------------------------------------------
Financial Officer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds of the Trust or any Series thereof which may come into his hands to such Custodian as the Trustees may employ pursuant to
Article X of these By-laws. He shall render a statement of condition of the finances of the Trust or any Series thereof to the Trustees as often as they shall require the same and he shall in general perform all the duties incident to the office of a Chief Financial Officer and such other duties as from time to time may be assigned to him by the Trustees. The Chief Financial Officer shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

     Section 8.  Powers and Duties of the Secretary.  The Secretary shall keep
     ----------------------------------------------
the minutes of all meetings of the Trustees and of the Shareholders in proper books provided for that purpose; he shall have custody of the seal of the Trust; he shall have charge of the Share transfer books, lists and records unless the same are in the charge of the Transfer Agent. He shall attend to the giving and serving of all notices by the Trust in accordance with the provisions of these By-laws and as required by law; and subject to these By-laws, he shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Trustees.

     Section 9.  Powers and Duties of Assistant Officers.  In the absence or
     ---------------------------------------------------
disability of the Chief Financial Officer, any officer designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Chief Financial Officer. Each officer shall perform such other duties as from time to time may be assigned to him by the Trustees. Each officer performing the duties and exercising the powers of the Chief Financial Officer and the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

     Section 10.  Powers and Duties of Assistant Secretaries.  In the absence or
     -------------------------------------------------------
disability of the Secretary, any Assistant Secretary designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Trustees.

     Section 11.  Compensation of Officers and Trustees and Members of the
     ---------------------------------------------------------------------
Advisory Board.  Subject to any applicable provisions of the Declaration, the
--------------
compensation of the officers and Trustees and members of an Advisory Board shall be fixed from time to time by the Trustees or, in the case of officers, by any Committee or officer upon whom such power may be conferred by the Trustees. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Trustee.


                                  ARTICLE VII

                                  FISCAL YEAR

     The fiscal year of the Trust shall begin on the first day of January in each year and shall end on the last day of December in each year, provided, however, that the Trustees may from time to time change the fiscal year. The fiscal year of the Trust shall be the taxable year of each Series of the Trust.

                                 ARTICLE VIII

                                     SEAL

     The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe.


                                  ARTICLE IX

                       SUFFICIENCY AND WAIVERS OF NOTICE

     Whenever any notice whatever is required to be given by law, the Declaration or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been telegraphed, cabled or wirelessed for the purposes of these By-laws when it has been delivered to a representative of any telegraph, cable or wireless company with instructions that it be telegraphed, cabled or wirelessed.


                                   ARTICLE X

                             CUSTODY OF SECURITIES

     Section 1.  Employment of a Custodian.  The Trust shall place and at all
     -------------------------------------
times maintain in the custody of one or more Custodians (including any sub-custodian for the Custodian) all funds, securities and similar investments included in the Trust Property or the Trust Property allocated or belonging to a Series thereof. The Custodian (and any sub-custodian) shall be a bank having not less than $2,000,000 aggregate capital, surplus and undivided profits and shall be appointed from time to time by the Trustees, who shall fix its remuneration.

     Section 2.  Action Upon Termination of Custodian Agreement.  Upon
     ----------------------------------------------------------
termination of a Custodian Agreement or inability of the Custodian to continue to serve, the Trustees shall promptly appoint a successor custodian, but in the event that no successor custodian can be found who has the required qualifications and is willing to serve, the Trustees shall call as promptly as possible a special meeting of the Shareholders of the Trust or a Series thereof to determine whether the Trust or Series thereof shall function without a custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding voting securities, the Custodian shall deliver and pay over all

Trust Property or the Trust Property allocated or belonging to a Series thereof held by it as specified in such vote.

     Section 3.  Provisions of Custodian Contract.  The following provisions
     --------------------------------------------
shall apply to the employment of a Custodian and to any contract entered into with the Custodian so employed:

     The Trustees shall cause to be delivered to the Custodian all securities included in the Trust Property or the Trust Property allocated or belonging to a Series thereof or to which the Trust or such Series may become entitled, and shall order the same to be delivered by the Custodian only in completion of a sale, exchange, transfer, pledge, loan of securities to another person, or other disposition thereof, all as the Trustees may generally or from time to time require or approve or to a successor Custodian; and the Trustees shall cause all funds included in the Trust Property or the Trust Property allocated or belonging to a Series thereof or to which it may become entitled to be paid to the Custodian, and shall order the same disbursed only for investment against delivery of the securities acquired, or the return of cash held as collateral for loans of fund securities, or in payment of expenses, including management compensation, and liabilities of the Trust or Series thereof, including distributions to Shareholders, or for other proper Trust purposes, or to a successor Custodian. Notwithstanding anything to the contrary in these By-laws, upon receipt of proper instructions, which may be standing instructions, the Custodian may deliver funds in the following cases: In connection with repurchase agreements, the Custodian shall transmit, prior to receipt on behalf of the Trust or Series thereof of any securities or other property, funds from the custodian account of the Trust or Series thereof to a special custodian approved by the Trustees of the Trust, which funds shall be used to pay for securities to be purchased by the Trust or Series thereof subject to the obligation of the Trust or Series thereof to sell and the seller's obligation to repurchase such securities. In such case, the securities shall be held in the custody of the special custodian. In connection with the purchase or sale of financial futures contracts, the Custodian shall transmit, prior to receipt on behalf of the Trust of any securities or other property, funds from the custodian account of the Trust or Series thereof in order to furnish to and maintain funds with brokers as margin to guarantee the performance of the futures obligations of the Trust or Series thereof in accordance with the applicable requirements of commodities exchanges and brokers.

     Section 4.  Central Certificate System.  Subject to such rules, regulations
     --------------------------------------
and orders as the Commission may adopt, the Trustees may direct the Custodian to deposit all or any part of the securities owned by the Trust or Series thereof in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or Series thereof.

     Section 5.  Acceptance of Receipts in Lieu of Certificates.  Subject to
     ----------------------------------------------------------
such rules, regulations and orders as the Commission may adopt, the Trustees may direct the Custodian to accept written receipts or other written evidences indicating purchases of securities held in book-entry form in the Federal Reserve System in accordance with regulations promulgated by the Board of Governors of the Federal Reserve System and the local Federal Reserve Banks in lieu of receipt of certificates representing such securities.


                                  ARTICLE XI

                                  AMENDMENTS

     These By-laws, or any of them, may be altered, amended or repealed, or new By-laws may be adopted by (a) vote of a majority of the Shares outstanding and entitled to vote or (b) by the Trustees, provided, however, that no By-law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration or these By-laws, a vote of the Shareholders.


                                  ARTICLE XII

                                 MISCELLANEOUS

     (A) Except as hereinafter provided, no officer or Trustee of the Trust and no partner, officer, director or shareholder of the Investment Adviser of the Trust (as that term is defined in the 1940 Act) or of the underwriter of the Trust, and no Investment Adviser or underwriter of the Trust, shall take long or short positions in the securities issued by the Trust or any Series thereof.

          (1) The foregoing provisions shall not prevent the underwriter from purchasing Shares from the Trust or any Series if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchase for the purpose of filling orders for such Shares received by the underwriter, and provided that orders to purchase from the Trust or any Series thereof are entered with the Trust or any Series thereof or the Custodian promptly upon receipt by the underwriter of purchase orders for such Shares, unless the underwriter is otherwise instructed by its customer.

          (2) The foregoing provision shall not prevent the underwriter from purchasing Shares of the Trust or any Series thereof as agent for the account of the Trust or any Series thereof.

          (3) The foregoing provisions shall not prevent the purchase from the Trust or any Series thereof or from the underwriter of Shares issued by the Trust or any Series thereof, by any officer, or Trustee of the Trust or any Series thereof or by any partner, officer, director or shareholder of the Investment Adviser of the Trust or any Series thereof or of the underwriter of the Trust at the price available to the public generally at the moment of such purchase, or as described in the then currently effective Prospectus of the Trust.

          (4) The foregoing shall not prevent the Investment Adviser, or any affiliate thereof, of the Trust or any Series thereof from purchasing Shares prior to the effectiveness of the first registration statement relating to the Shares under the Securities Act of 1933.

     (B) Neither the Trust nor any Series thereof shall lend assets of the Trust or of such Series to any officer or Trustee of the Trust or Series, or to any partner, officer, director or shareholder of, or person financially interested in, the Investment Adviser of the Trust or Series or the underwriter of the Trust, or to the Investment Adviser of the Trust or Series or to the underwriter of the Trust.

     (C) The Trust shall not impose any restrictions upon the transfer of the Shares of the Trust or any Series thereof except as provided in the Declaration or as may be required to comply with federal or state securities laws, but this requirement shall not prevent the charging of customary transfer agent fees.

     (D) The Trust shall not permit any officer or Trustee of the Trust, or any partner, officer or director of the Investment Adviser or Administrator of the Trust or any Series thereof or underwriter of the Trust to deal for or on behalf of the Trust or a Series thereof with himself as principal or agent, or with any partnership, association or corporation in which he has a financial interest; provided that the foregoing provisions shall not prevent (a) officers and Trustees of the Trust or partners, officers or directors of the Investment Adviser or Administrator of the Trust or any Series thereof or underwriter of the Trust from buying, holding or selling Shares in the Trust or a Series thereof, or from being partners, officers or directors or otherwise financially interested in the Investment Adviser or Administrator of the Trust or any Series thereof or any underwriter of the Trust; (b) purchases or sales of securities or other property by the Trust or a Series thereof from or to an affiliated person or to the Investment Adviser or Administrator of the Trust or any Series thereof or underwriter of the Trust if such transaction is not prohibited by or is exempt from the applicable provisions of the 1940 Act; (c) purchases of investments by the Series of the Trust or sales of investments owned by the Trust or a Series thereof through a security dealer who is, or one or more of whose partners, shareholders, officers or directors is, an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or Administrator of the Trust or any Series thereof or underwriter of the Trust, if such transactions are handled in the capacity of broker only and commissions charged do not exceed customary brokerage charges for such services; (d) employment of legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian who is, or has a partner, shareholder, officer, or director who is, an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or Administrator of the Trust or any Series thereof or underwriter of the Trust, if only customary fees are charged for services to the Trust or Series thereof; (e) sharing statistical research, legal and management expenses and office hire and expenses with any other investment company in which an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or Administrator of the Trust or a Series thereof or underwriter of the Trust, is an officer or director or otherwise financially interested.


                                END OF BY-LAWS

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